EXHIBIT 23.2
                CONSENT OF ARTHUR ANDERSEN LLP


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                                                        EXHIBIT 23.2


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1995, included or incorporated by reference in ALLTEL Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.



                                   /s/ Arthur Andersen LLP
                                   ARTHUR ANDERSEN LLP

Little Rock, Arkansas
March 10, 1995


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